UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2007

RUSSOIL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-136614	20-5022973
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Russoil Corporation
415 Madison Avenue
15th Floor
New York, New York 10017
(Address of Principal Executive Offices/Zip Code)

(646) 673-8427
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to a Share Exchange Agreement dated as of May 31, 2007 (the “Combination Agreement”), by and among Russoil Corporation (the “Company”), OJSC Smolenergy (“Smolenergy”) and the stockholders of Smolenergy (the “Stockholders”), the Company will receive all of the issued and outstanding capital stock of Smolenergy from the Stockholders in exchange for 51% of the issued and outstanding capital stock of the Company. The closing of the combination is subject to the satisfaction of certain conditions including, but not limited to (i) the Company’s satisfactory due diligence of Smolenergy, its business, management and financial; (ii) legal requirements; and (3) Smolenergy’s delivery to the Company of financial statements accurately prepared according to U.S. GAAP, SEC Regulation S-X and the Sarbanes Oxley Act. No assurances can be given when, if ever, the combination will close.

Smolenergy is a privately held company organized under the laws of the Russian Federation that has informed the Company that it is engaged in the exploration and development of oil and gas wells in SouthWestern Siberia.

Upon a closing of the combination, the Smolenergy Stockholders will control the Company’s Board of Directors and under certain conditions, will be able to increase their holdings in the Company by an additional twenty (20%) percent.

The foregoing description of the Share Exchange Agreement is qualified in its entirety by the full text of the Agreement attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Share Exchange Agreement.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSSOIL CORPORATION

By:	/s/ Silvestre Hutchinson
Name: Silvestre Hutchinson Title: President

Dated: May 31, 2007